UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 30, 2004
                                                         ----------------

                                  E-Z-EM, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-11479                                11-1999504
       ------------------------           ---------------------------------
       (Commission File Number)           (IRS Employer Identification No.)

   1111 Marcus Avenue, Lake Success, New York                 11042
   ------------------------------------------               ----------
    (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 333-8230
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01   Completion of Acquisition or Disposition of Assets

            On October 30, 2004, E-Z-EM, Inc. (the "Company") completed the spin-off of its subsidiary, AngioDynamics, Inc. when it distributed .856377 of a share of AngioDynamics common stock as a dividend on each outstanding share of E-Z-EM common stock to E-Z-EM stockholders of record as of October 11, 2004. An aggregate of 9.2 million shares was distributed by the Company. A copy of the press release issued by the Company on November 4, 2004 announcing its completion of the spin-off is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety.

ITEM 9.01   Financial Statements and Exhibits

            (b)   Pro Forma financial information

              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

            The unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the historical consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the fiscal year ended May 29, 2004 and the unaudited consolidated financial statements filed in the Company's Quarterly Report on Form 10-Q for the thirteen weeks ended August 28, 2004. The Pro Forma Condensed Consolidated Balance Sheet as of August 28, 2004 reflects the financial position of the Company after giving effect to the spin-off of AngioDynamics and assumes the spin-off took place on August 28, 2004. The Pro Forma Condensed Consolidated Statements of Earnings for the thirteen weeks ended August 28, 2004 and the fifty-two weeks ended May 29, 2004, May 31, 2003 and June 1, 2002 assume that the spin-off of AngioDynamics took place at the beginning of the fifty-two week period ended June 1, 2002.

            In the opinion of management, the accompanying pro forma condensed consolidated financial information includes all material adjustments necessary to reflect, on a pro forma basis, the impact of the spin-off on the historical financial information of the Company. The adjustments are described in the notes to the unaudited pro forma condensed consolidated financial statements and are set forth in the "Pro Forma Adjustments" columns.

            The unaudited pro forma condensed consolidated financial information has been presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented.

                          E-Z-EM, Inc. and Subsidiaries

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 August 28, 2004
                                   (unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                       As             Angio-                        Pro
                                                    Reported       Dynamics (A)     Other          Forma
                                                    --------       ------------     -----          -----
                                                                      (in thousands)
                 ASSETS

CURRENT ASSETS
  Cash and cash equivalents...................      $ 30,127         $20,749                      $ 9,378
  Restricted cash.............................           102             102
  Debt and equity securities, at fair value...        16,923             739                       16,184
  Accounts receivable, net....................        22,309           7,176      $   409  (B)     15,542
  Inventories.................................        29,371           9,216           55  (C)     20,210
  Other current assets........................         6,719           1,221                        5,498
                                                    --------         -------      -------         -------
    Total current assets......................       105,551          39,203          464          66,812
PROPERTY, PLANT AND EQUIPMENT -
  AT COST, net................................        23,520           7,450                       16,070
OTHER ASSETS..................................        13,314           1,977                       11,337
                                                    --------         -------      -------         -------
                                                    $142,385         $48,630      $   464         $94,219
                                                    ========         =======      =======         =======

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Notes payable...............................      $    394                                      $   394
  Current maturities of long-term debt........           291         $   160                          131
  Accounts payable............................         6,806           2,122      $   106  (B)      4,790
  Accrued liabilities.........................         7,605           2,107                        5,498
  Accrued income taxes........................           590             145                          445
  Due to E-Z-EM, Inc..........................                           303          303  (B)
                                                    --------         -------      -------         -------
    Total current liabilities.................        15,686           4,837          409          11,258
OTHER NONCURRENT LIABILITIES..................         6,735           3,060                        3,675
MINORITY INTEREST.............................         7,983                       (7,983) (D)
                                                    --------         -------      -------         -------
    Total liabilities.........................        30,404           7,897       (7,574)         14,933
STOCKHOLDERS' EQUITY..........................       111,981          40,733        8,038  (E)     79,286
                                                    --------         -------      -------         -------
                                                    $142,385         $48,630      $   464         $94,219
                                                    ========         =======      =======         =======

See accompanying Notes to Pro Forma Condensed Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                      Thirteen weeks ended August 28, 2004
                                   (unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                       As             Angio-                        Pro
                                                    Reported       Dynamics (F)     Other          Forma
                                                    --------       ------------     -----          -----
                                                         (in thousands, except per share data)

Net sales.....................................       $36,870         $13,105         $247  (G)    $24,012
Cost of goods sold............................        19,855           6,112          252  (H)     13,995
                                                     -------         -------         ----         -------
    Gross profit..............................        17,015           6,993           (5)         10,017
                                                     -------         -------         ----         -------
Operating expenses
  Selling and administrative..................        13,077           4,595           56  (I)      8,538
  Plant closing and operational
    restructuring costs.......................           601                                          601
  Research and development....................         2,156           1,128                        1,028
                                                     -------         -------         ----         -------
   Total operating expenses...................        15,834           5,723           56          10,167
                                                     -------         -------         ----         -------
    Operating profit (loss)...................         1,181           1,270          (61)           (150)
Other income..................................           700              15                          685
                                                     -------         -------         ----         -------
    Earnings before income taxes
      and minority interest...................         1,881           1,285          (61)            535
Income tax provision (benefit)................           484             524          (21) (N)        (61)
                                                     -------         -------         ----         -------
    Earnings before minority interest.........         1,397             761          (40)            596
Minority interest.............................           146                         (146) (O)         --
                                                     -------         -------         ----         -------
    NET EARNINGS..............................       $ 1,251         $   761         $106         $   596
                                                     =======         =======         ====         =======

Earnings per common share
  Basic.......................................       $   .12                                      $   .06
                                                     =======                                      =======
  Diluted.....................................       $   .11                                      $   .05
                                                     =======                                      =======

Weighted average common shares
  Basic.......................................        10,732                                       10,732
                                                     =======                                      =======
  Diluted.....................................        10,932                                       10,932
                                                     =======                                      =======

See accompanying Notes to Pro Forma Condensed Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                       Fifty-two weeks ended May 29, 2004
                                   (unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                       As             Angio-                        Pro
                                                    Reported       Dynamics (F)     Other          Forma
                                                    --------       ------------     -----          -----
                                                         (in thousands, except per share data)

Net sales.....................................      $148,771         $49,055        $ 893  (G)   $100,609
Cost of goods sold............................        82,913          23,254          893  (H)     60,552
                                                    --------         -------        -----        --------
    Gross profit..............................        65,858          25,801           --          40,057
                                                    --------         -------        -----        --------
Operating expenses
  Selling and administrative..................        48,847          17,127          308  (I)     32,028
  Plant closing and operational
    restructuring costs.......................         1,771                                        1,771
  Research and development....................         8,019           3,551                        4,468
                                                    --------         -------        -----        --------
   Total operating expenses...................        58,637          20,678          308          38,267
                                                    --------         -------        -----        --------
    Operating profit..........................         7,221           5,123         (308)          1,790
Other income (expense)........................         2,702            (742)        (485) (J)      2,959
                                                    --------         -------        -----        --------
    Earnings before income taxes
      and minority interest...................         9,923           4,381         (793)          4,749
Income tax provision..........................         3,182           1,238         (114) (L)      1,830
                                                    --------         -------        -----        --------
    Earnings before minority interest.........         6,741           3,143         (679)          2,919
Minority interest.............................            15                          (15) (O)         --
                                                    --------         -------        -----        --------
    NET EARNINGS..............................      $  6,726        $  3,143        $(664)       $  2,919
                                                    ========        ========        =====        ========

Earnings per common share
  Basic.......................................      $    .65                                     $    .28
                                                    ========                                     ========
  Diluted.....................................      $    .63                                     $    .27
                                                    ========                                     ========

Weighted average common shares
  Basic.......................................        10,344                                       10,344
                                                    ========                                     ========
  Diluted.....................................        10,625                                       10,625
                                                    ========                                     ========

See accompanying Notes to Pro Forma Condensed Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                       Fifty-two weeks ended May 31, 2003
                                   (unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                       As             Angio-                        Pro
                                                    Reported       Dynamics (F)     Other          Forma
                                                    --------       ------------     -----          -----
                                                         (in thousands, except per share data)

Net sales.....................................      $133,158         $38,434      $   959  (G)    $95,683
Cost of goods sold............................        75,362          18,572        1,006  (H)     57,796
                                                    --------         -------      -------         -------
    Gross profit..............................        57,796          19,862          (47)         37,887
                                                    --------         -------      -------         -------
Operating expenses
  Selling and administrative..................        47,075          14,115          191  (I)     33,151
  Asset impairment and facility
    closing costs.............................           116                                          116
  Research and development....................         6,776           2,509                        4,267
                                                    --------         -------      -------         -------
   Total operating expenses...................        53,967          16,624          191          37,534
                                                    --------         -------      -------         -------
    Operating profit..........................         3,829           3,238         (238)            353
Other income (expense)........................           409            (983)        (726) (J)        666
                                                    --------         -------      -------         -------
    Earnings before income taxes..............         4,238           2,255         (964)          1,019
Income tax provision..........................         1,497           1,069          (71) (L)        357
                                                    --------         -------      -------         -------
    NET EARNINGS..............................      $  2,741         $ 1,186      $  (893)        $   662
                                                    ========         =======      =======         =======

Earnings per common share
  Basic.......................................      $    .27                                      $   .07
                                                    ========                                      =======
  Diluted.....................................      $    .26                                      $   .06
                                                    ========                                      =======

Weighted average common shares
  Basic.......................................        10,048                                       10,048
                                                    ========                                      =======
  Diluted.....................................        10,419                                       10,419
                                                    ========                                      =======

See accompanying Notes to Pro Forma Condensed Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                       Fifty-two weeks ended June 1, 2002
                                   (unaudited)

                                                                    Pro Forma Adjustments
                                                                    ---------------------
                                                       As             Angio-                        Pro
                                                    Reported       Dynamics (F)     Other          Forma
                                                    --------       ------------     -----          -----
                                                         (in thousands, except per share data)

Net sales.....................................      $122,133         $30,890       $1,045  (G)    $92,288
Cost of goods sold............................        70,848          15,333          987  (H)     56,502
                                                    --------         -------       ------         -------
    Gross profit..............................        51,285          15,557           58          35,786
                                                    --------         -------       ------         -------
Operating expenses
  Selling and administrative..................        41,766          11,218          146  (I)     30,694
  Asset impairment and facility
    closing costs.............................         1,393                                        1,393
  Research and development....................         6,220           1,951            2  (I)      4,271
                                                    --------         -------       ------         -------
   Total operating expenses...................        49,379          13,169          148          36,358
                                                    --------         -------       ------         -------
    Operating profit (loss)...................         1,906           2,388          (90)           (572)
Other income (expense)........................           525            (818)        (693) (K)        650
                                                    --------         -------       ------         -------
    Earnings before income taxes..............         2,431           1,570         (783)             78
Income tax provision..........................         1,846             561         (311) (M)        974
                                                    --------         -------       ------         -------
    NET EARNINGS (LOSS).......................      $    585         $ 1,009       $ (472)        $  (896)
                                                    ========         =======       ======         =======

Earnings (loss) per common share
  Basic.......................................      $    .06                                      $  (.09)
                                                    ========                                      =======
  Diluted.....................................      $    .06                                      $  (.09)
                                                    ========                                      =======

Weighted average common shares
  Basic.......................................         9,848                                        9,848
                                                    ========                                      =======
  Diluted.....................................        10,160                                        9,848
                                                    ========                                      =======

See accompanying Notes to Pro Forma Condensed Financial Information.

                          E-Z-EM, Inc. and Subsidiaries

             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AND STATEMENTS OF EARNINGS
                                   (unaudited)

     (A) To eliminate the assets and liabilities of AngioDynamics included in the Company's consolidated balance sheet at August 28, 2004.

     (B) To reverse the elimination of amounts due to/from the Company and AngioDynamics at August 28, 2004.

     (C) To reverse the elimination of profit in ending inventory on AngioDynamics sales to the Company at August 28, 2004.

     (D) To eliminate the minority interest in AngioDynamics at August 28, 2004.

     (E) To eliminate the minority interest in AngioDynamics of $7,983,000 and to reverse the elimination of profit in ending inventory on AngioDynamics sales to the Company of $55,000 at August 28, 2004.

     (F) To eliminate the profit and loss of AngioDynamics for the entire period.

     (G)   To reverse the elimination of AngioDynamics intercompany sales.

     (H) To reverse the elimination of AngioDynamics intercompany cost of goods sold.

     (I) To reflect corporate allocations which were originally charged to AngioDynamics, that would be recorded as an expense of the Company.

     (J) To eliminate imputed interest income on loans to AngioDynamics, as interest was suspended by the Company. Certain loans, which were capitalized in connection with the initial public offering of AngioDynamics, were assumed to be capitalized as of the earliest date presented.

     (K) To eliminate interest income on loans to AngioDynamics, as interest was suspended by the Company. Certain loans, which were capitalized in connection with the initial public offering of AngioDynamics, were assumed to be capitalized as of the earliest date presented.

     (L) To reflect the estimated income tax effect of the pro forma adjustments referred to in Note (I) at the then annual effective federal and state income tax rate. The imputed interest referred to in Note (J) was not previously tax effected.

     (M) To reflect the estimated income tax effect of the pro forma adjustments referred to in Notes (I) and (K) at the then annual effective federal and state income tax rate.

     (N) To reflect the estimated income tax effect of the pro forma adjustments referred to in Note (I) at the then annual effective federal and state income tax rate.

     (O) To eliminate the minority interest in the net earnings of AngioDynamics.

           (c)  Exhibits

                99.1  Press release dated November 4, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004                  E-Z-EM, INC.
                                         (Registrant)


                                         By: /s/ Peter J. Graham
                                             -------------------------------
                                             Peter J. Graham
                                             Vice President - General Counsel

                                  EXHIBIT INDEX
                                  -------------

Exhibit      Description
-------      -----------

99.1         Press Release dated November 4, 2004.